                                                                    EXHIBIT 10.4


                              QUALCOMM INCORPORATED
                            STOCK OPTION GRANT NOTICE

QUALCOMM INCORPORATED (the "Company"), pursuant to its 1991 Stock Option Plan (the "Plan") hereby grants to the Optionee named below a non-qualified stock option to purchase the number of shares of the Company's common stock set forth below. This non-qualified stock option is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This option is subject to all of the terms and conditions as set forth herein and in Attachment I and the Plan (1) which are incorporated herein in their entirety.

Optionee/Emp #:                               Grant No.:
              -----------------------                    -----------------------
Date of Grant:                                Shares Subject to Option:
              -----------------------                                  ---------

Exercise Price Per Share:                     Expiration Date:
                         ------------                         ------------------

      VESTING SCHEDULE

   Exercisable Shares                Full Vesting Date       Expiration Date
   -------------------               -----------------       ---------------
       ----------                       ----------              ---------

       ----------                       ----------              ---------

       ----------                       ----------              ---------

*     These option shares vest on each monthly anniversary date after as to 1/60th of the total shares granted.
      -----------------------

ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionee acknowledges receipt of, and understands and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular option.

QUALCOMM INCORPORATED                   OPTIONEE:

By:
   ---------------------------------    ------------------------------------
                                        Signature

Dated:                                  Date:
      ------------------------------         -------------------------------

Attachment I:  Stock Option Agreement

1 A copy of the Plan can be obtained on Stock Admin's website, located on QUALCOMM's internal webpage under Departments and Projects, or you may request a hard copy from the Stock Administration Department.

       Please return this Notice to Stock Administration, L-729G      Form N8-yc